                                                                    Exhibit 99.2

                Certification Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Form 10-Q of Harris Interactive Inc. (the "Company") for the quarter ended March 31, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Bruce A. Newman, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge the Report fully complies with the requirements of Section 13(a) or15(d), as applicable, of the Securities Exchange Act of 1934, as amended, and the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.



                                 Signature: /s/ BRUCE A. NEWMAN
                                            ------------------------------------
                                            Bruce A. Newman
                                            Chief Financial Officer, Secretary
                                            and Treasurer





Dated: May 14, 2003